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                                                                 EXECUTION COPY

                               FIRST AMENDMENT TO
                          HANOVER INDEMNITY AGREEMENT

                  FIRST AMENDMENT, dated as of February 18, 1998 ("First Amendment"), by and among RICHEMONT FINANCE S.A., a Luxembourg corporation ("Richemont"), HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), and each Borrower party to the Hanover Indemnity Agreement referred to below. Capitalized terms used but not defined herein have the meanings given to them in the Hanover Indemnity Agreement referred to below.

                  WHEREAS, Richemont, Hanover and the Borrowers are parties to that certain Hanover Indemnity Agreement, dated as of December 17, 1996 (the "Hanover Indemnity Agreement"); and

                  WHEREAS, Richemont, Hanover and the Borrowers wish to amend the Hanover Indemnity Agreement as provided herein.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  1. As of the date hereof, Section 1 of the Hanover Indemnity Agreement is hereby amended by deleting "February 28, 1998" in the second and fourth lines thereof and substituting "March 30, 1999" therefor.

                  2. As of the date hereof, Section 7 of the Hanover Indemnity Agreement is hereby amended by deleting "February 28, 1997" in the third line thereof and substituting "March 30, 1999" therefor.

                  3. Each of Hanover and the Borrowers hereby (a) certifies that, as of the date hereof, each of the representations and warranties contained in Section 10 of the Hanover Indemnity Agreement is true and correct in all material respects and (b) confirms that it has and will continue to comply with all of its obligations contained in the Hanover Indemnity Agreement.

                  4. This First Amendment may be executed in counterparts, each of which, upon execution and delivery by the parties, shall be considered an original, and all of which, taken together, shall constitute one and the same instrument.

                  5. This First Amendment, and all of the obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

                  6. From and after the date hereof, all references to the Hanover Indemnity Agreement contained in the Hanover Indemnity Agreement, the Guaranty and the Reimbursement Agreement, and any other documents or agreements referred to in any of them, as such documents may from time to time be amended, supplemented, modified or restated, shall be deemed to be references to the Hanover Indemnity Agreement as amended hereby.

                            [Signature pages follow]


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                  IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be executed as of the date first above written.



                                           RICHEMONT FINANCE S.A.


                                           By: /s/
                                              -------------------------------
                                           Name:
                                           Title:

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:


                                           HANOVER DIRECT, INC.


                                           By:  /s/ SARAH HEWITT
                                              -------------------------------
                                           Name:  Sarah Hewitt
                                           Title: Assistant Secretary


                                           HANOVER DIRECT PENNSYLVANIA, INC.


                                           By:  /s/ SARAH HEWITT
                                              -------------------------------
                                           Name:  Sarah Hewitt
                                           Title: Assistant Secretary


                                           BRAWN OF CALIFORNIA, INC.


                                           By:  /s/ SARAH HEWITT
                                              -------------------------------
                                           Name:  Sarah Hewitt
                                           Title: Assistant Secretary


                                           GUMP'S BY MAIL, INC.


                                           By:  /s/ SARAH HEWITT
                                              -------------------------------
                                           Name:  Sarah Hewitt
                                           Title: Assistant Secretary








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                                           GUMP'S CORP.


                                           By:  /s/ SARAH HEWITT
                                              -------------------------------
                                           Name:  Sarah Hewitt
                                           Title: Assistant Secretary


                                           THE COMPANY STORE, INC.


                                           By:  /s/ SARAH HEWITT
                                              -------------------------------
                                           Name:  Sarah Hewitt
                                           Title: Assistant Secretary


                                           TWEEDS, INC.


                                           By:  /s/ SARAH HEWITT
                                              -------------------------------
                                           Name:  Sarah Hewitt
                                           Title: Assistant Secretary


                                           LWI HOLDINGS, INC.


                                           By:  /s/ SARAH HEWITT
                                              -------------------------------
                                           Name:  Sarah Hewitt
                                           Title: Assistant Secretary


                                           AEGIS CATALOG CORPORATION


                                           By:  /s/ SARAH HEWITT
                                              -------------------------------
                                           Name:  Sarah Hewitt
                                           Title: Assistant Secretary


                                           HANOVER DIRECT VIRGINIA INC.


                                           By:  /s/ SARAH HEWITT
                                              -------------------------------
                                           Name:  Sarah Hewitt
                                           Title: Assistant Secretary